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                                                                 EXHIBIT 10.32


                          AMENDMENT TO LOAN DOCUMENTS

         This Amendment to Loan Documents ("AMENDMENT") is made as of the 22nd of December, 1997, by and among SILVERLEAF RESORTS, INC., a Texas corporation, whose address is 1221 Riverbend Drive, Dallas, Texas 75247, f/k/a SILVERLEAF VACATION CLUB, INC. ("BORROWER") and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company, as successor by merger to CS FIRST BOSTON MORTGAGE CAPITAL CORP., a Delaware corporation, whose address is 11 Madison Avenue, New York, New York 10010-3629 ("LENDER").

                                    RECITALS

A Lender and Borrower have heretofore entered into that certain Loan and Security Agreement dated October 9, 1996 (the "LOAN AGREEMENT"), pursuant to which Lender agreed to loan Borrower an aggregate sum not to exceed at any one time Forty Million and 00/100 Dollars ($40,000,000.00) (the "LOAN"). Those certain documents shown on the attached Table of Contents as incorporated as Exhibit A hereto and made a part hereof by this reference were executed in connection with the Loan.

B. The Loan Agreement was amended on November 8, 1996 by Amendment No. 1 to Revolving Loan and Security Agreement ("AMENDMENT NO. 1").

C. Borrower has requested that Lender modify, extend and increase the Loan by an additional Twenty Million and 00/100 Dollars
         ($20,000,000.00) ("FIRST LOAN INCREASE").

D. Said documents, as set forth on Exhibit A hereto, as amended, and all as further amended by this Amendment and the Amended and Restated Promissory Note No. 1 dated of even date herewith in the principal amount of Sixty Million and 00/100 Dollars ($60,000,000.00) attached hereto as Exhibit B and made a part hereof by this reference ("AMENDED NOTE") are hereinafter collectively referred to as the "LOAN DOCUMENTS".

E. In consideration of Borrower's ratification and confirmation of the Loan Documents, Lender has been induced by Borrower to amend and modify certain terms and conditions of the Loan Documents as set forth hereinbelow:

         NOW, THEREFORE, for Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Borrower and Lender, said parties agree as follows:

         The recitals above set forth are true and correct and are incorporated within this Amendment as though set forth herein at length. All defined terms used herein and not otherwise defined shall have the meanings set forth in the Loan Documents.

         1. Borrower acknowledges the validity, enforceability, and due execution and delivery of each and every of the Loan Documents executed by Borrower or delivered on behalf of said party. Borrower hereby further warrants and represents to Lender that in addition to having no defense to non-performance of any of the covenants, agreements, warranties or any defense to any failure or omission in terms of any representation made in any of the Loan Documents, that Lender has performed in each and every respect under said Loan Documents and that said Loan Documents are binding and enforceable in accordance with their terms against Borrower.
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         2. Section 1 of the Loan Agreement is amended so that the following defined terms shall have the indicated meanings:

         1.3A    "Amended Note". That certain Amended and Restated Promissory
Note No. 1 dated December 22nd, 1997 made by Borrower payable to the order of Lender in the original principal sum of $60,000,000.

         1.3B    "Amendment". That certain Amendment to Loan Documents, dated as of December 22, 1997 among Borrower and Lender.

         1.10 "Borrowing Term". The period commencing on the date of this Amendment and ending on the close of Lender's normal business hours on the date (or if not a Business Day the first Business Day thereafter) which is twenty-four (24) months from the date of this Amendment. The Borrowing Term shall be extended for a period of twelve (12) months provided the Maturity Date has been extended at least twelve (12) months.

         1.15 "Custodian" or "Custodian Agent". Bank One, Texas, National Association, or its successors as Custodian, under the Custodian Agreement.

         1.30 "First Loan Increase". The increase in the Original Loan of Twenty Million and 00/100 Dollars ($20,000,000.00).

         1.33 "Management Agreement(s)". That certain Management Agreement entered into as of March 28, 1990, by and between Master Club and Borrower as amended by First Amendment to Management Agreement entered into as of January 1, 1993 and further amended by the Second Amendment to Management Agreement entered into as of December 18 1997; and Master Club Agreement entered into as of March 28, 1990, by and between Master Club and Ozark Mountain Resort Club, a Missouri non-profit corporation, Holiday Hills Resort Club, a Missouri non-profit corporation, The Holly Lake Resort Club, a Texas non-profit unincorporated association, The Villages Resort Club, a Texas non-profit unincorporated association, The Villages Club, an unincorporated association, Piney Shores Resort Club, a Texas non-profit unincorporated association, and Hill Country Resort Club, a Texas non-profit unincorporated association as amended by First Amendment to Master Club Agreement entered into as of March 28, 1990; and Master Club Agreement entered into as of November 20, 1997 between Master Club and Fox River Resort Club, an Illinois non-profit corporation, and Master Club Agreement entered into September 29, 1997 between Master Club and Timber Creek Resort Club, a Missouri non-profit corporation.

         1.34 "Master Deed(s)". The Master Deeds whereby the Resorts were conveyed from Freedom Financial Corporation to Borrower:

                 (a) Warranty Deed dated May 31, 1989, and recorded in Volume 2915, Page 215 of the Real Property Records of Smith County, Texas, and an Assignment of Development and Contract Rights, dated May 31, 1989, and recorded in Volume 2915, Page 274 of the Real Property Records of Smith County, Texas;

                 (b) Warranty deed Dated May 31, 1989, and recorded in Book 194, Page 854 of the Deed Records of Stone County, Missouri, and an Assignment of Development

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                          Rights, Warranties, Service Contracts, and Trade Name
                          dated May 31, 1989, and recorded in Book 135, Page
                          360 of the Deed Records of Stone County, Missouri;

                 (c) Warranty Deed dated May 31, 1989, and recorded in Volume 1162, Page 519 of the Real Property Records of Wood County, Texas, and an Assignment of Development Rights, Warranties, Service Contracts, and Trade Name dated May 31, 1989, and recorded in Volume 1162, Page 526 of the Real Property Records of Wood County, Texas;

                 (d) Warranty Deed dated May 31, 1989, and recorded under Clerk's File No. 8922886 of the Real Property Records of Montgomery County, Texas, and an Assignment of Development Rights, Warranties, Service Contracts, and Trade Name dated May 31, 1989, and recorded under Clerk's File No. 8922887 of the Real Property Records of Montgomery County, Texas.

                 (e) Warranty Deed dated May 31, 1989, and recorded in Book 300, Page 650 of the Recorder of Deeds of Taney County, Missouri, and an Assignment of Development Rights, Warranties, Service Contracts, and Trade Name dated May 31, 1989, and recorded in Book 301, Page 331 of the Recorder of Deeds of Taney County, Missouri;

                 (f) Warranty Deed dated May 31, 1989 and recorded in Volume 679, Page 29 of the Real Property Records of Comal County, Texas, and an Assignment of Development Rights, Warranties, Service Contracts and Trade Name dated May 31, 1989, and recorded in Volume 679, Page 36 of the Real Property Records of Comal County, Texas.

                 (g) Special Warranty Deed dated August 1, 1997, recorded in Book 784 at Page 1189 of the Deed Records of Jefferson County, Missouri, on August 8, 1997; and

                 (h) Special Warranty Deed dated August 1, 1997 bearing Document No. R97-12710, Pages 1-6, recorded in the LaSalle County, Illinois Property Records on August 11, 1997.

         1.35 "Maturity Date". Twenty-four (24) months after the date of this Amendment, which may be extended for an additional period of one year upon a request of Lender accompanied by a payment of one percent (1%) of the difference between the Maximum Loan Amounts and the then principal balance of the Loan.

         1.36 "Maximum Loan Amount". Sixty Million and 00/100 Dollars ($60,000,000.00).

         1.40 "Note". The Amended Note of even date herewith from Borrower to Lender in the original principal amount of $60,000,000 as it may be from time to time be renewed, amended, restated or replaced.

         1.62    "Time-Share Associations" or sometimes "Associations".
Ozark Mountain Resort Club, a Missouri non-profit corporation; Holiday Hills Resort Club, a Missouri non-profit corporation; Hill Country Resort Club, a Texas non-profit unincorporated organization; Piney Shores Resort Club, a Texas non-profit

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unincorporated association; Holly Lake Resort Club, a Texas non-profit unincorporated association; The Villages Resort Club, a Texas non-profit unincorporated association; Timber Creek Resort Club, a Missouri non-profit corporation; and Fox River Resort Club, an Illinois non-profit corporation.

         3. Each and every reference in the Loan Agreement and each and every other of the Loan Documents to (a) Forty Million ($40,000,000) Dollars shall be and are amended to Sixty Million Dollars ($60,000,000) Dollars, and
(b) the Note shall be deemed a reference to the Amended Note.

         4. Borrower shall pay Lender an additional Structuring
Advisory Fee payable in accordance with a separate letter agreement between the parties.

         5. Section 6.17 of the Loan Agreement shall be amended in its entirety as follows:

            "6.17 Borrower shall maintain an aggregate minimum net worth of not less than $17,500,000."

         6. Exhibit "K" to the Loan Agreement shall be amended by adding the legal descriptions, attached hereby as Exhibit "K", of Fox River Resort and Timber Creek Resort.

         7. Borrower shall provide Lender with such other documents and take such actions as Lender and its counsel deem reasonably necessary to preserve Lender's security and priority and enforceability of the Loan Documents and shall reconfirm and redeliver any document, instrument and information set forth in Section 4.1 of the Loan Agreement prior to any Advance, at Lender's request.

         8. This Amendment shall control and prevail in the event of any conflict or inconsistency between any of the Loan Documents and this Amendment.

         9. (a)     Borrower does hereby acknowledge, confirm and agree to the prompt and immediate payment of all sums due Lender from Borrower and of all indebtedness of Borrower to Lender, and for the immediate performance and prompt compliance by Borrower of all obligations of Borrower.

            (b) Borrower does hereby waive, discharge and release forever any and all existing claims, counterclaims, defenses, demands, and rights of set-off that it or they may have against Lender or with regard to Loan Documents as modified thereby, or which may affect the validity or enforceability by Lender of its various rights and remedies under the Loan Documents, and each further acknowledges and agrees that the waiver, discharge and release herein contained represent an essential part of the consideration bargained for and received by Lender in consideration of its agreements hereunder.

            (c) Borrower represents and warrants that the Loan Documents, as modified herein, constitute a good and valid lien on the Collateral as more particularly described in the Loan Documents.

            (d) As additional consideration for Lender's agreements hereunder, Borrower does hereby reconfirm and does re-grant to Lender a security interest in the personal property making up the Collateral, if any, as security for all indebtedness now or hereafter due from Borrower to Lender under the Loan Documents and the Collateral for the Loan.

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            (e)     The terms, conditions, covenants, and agreements hereof
shall be binding upon the heirs, personal representatives, successors, and assigns of the parties hereto and shall inure to the benefit of the successors and assigns of Lender.

            (f) Borrower hereby acknowledges that under no circumstances is Lender obligated to make additional financing available, for any purpose, after the Availability Period.

            (g) Borrower shall pay all costs and expenses, including attorneys fees, incurred for the preparation, recording and implementation of this Amendment.

            (h) This Amendment shall be governed by and shall be construed in accordance with the laws of the State of New York.

            (i) Whenever the singular number is used herein, the same shall include the plural, and the masculine and/or feminine and the natural and/or artificial persons shall include all genders, whenever and wherever the context so requires or admits.

            (j) Lender may, at any time and from time to time, waive any one or more of the provisions of this Amendment, but any such waiver shall be deemed to be made in pursuance of this Amendment and not in modification thereof, and any such waiver in any instance or under any particular circumstances shall not be considered a waiver of such condition in any other instance or other circumstances.

            (k) Any waiver or modification of the terms of this Amendment by Lender shall be in writing and shall be signed by an authorized officer of Lender. No delay or omission of the part of Lender in exercising any right hereunder shall operate as a waiver of that right or of any other right thereunder or hereunder.

            (l) Time is of the essence under this Amendment with respect to Borrower's performance hereunder.

            (m) In the event any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Lender, not affect any provisions herein, but this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.


            (n) This Amendment may be executed in any number of counterparts, each of which shall be an original, but such shall together constitute but one and the same instrument.

            (o) In the event governmental entities, agencies or department determine that this Amendment requires that additional documentary or intangible stamps taxes are necessary, Borrower hereby agrees to immediately pay such taxes. Borrower shall further pay any interest or penalties which may accrue due to the requirement of additional documentary or intangible stamp taxes and shall indemnify, defend and save and hold harmless Lender from and against any and all claims or liabilities arising from the requirements of such additional taxes. Failure on the part of Borrower to pay these additional taxes when due shall be constitute an additional default under the Loan Documents.

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            (p)     Waiver of Jury Trial. LENDER AND BORROWER HEREBY
KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT ANY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT TO LOAN DOCUMENTS AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OR CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AMENDMENT TO LOAN DOCUMENTS.

        6. The execution, delivery and performance by Borrower of the Amendment and ratification of the Loan Documents has been duly authorized by all necessary corporate action and does not and will not (i) violate any provision of the Borrower's Articles of Incorporation or By-Laws or any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect to which Borrower is a party or is subject; (ii) result in, or require the creation or imposition of, any lien upon or with respect to any asset of Borrower other than liens and security interests in favor of Lender; and (iii) result in a breach of, or constitute a default by Borrower under, any indenture, loan or credit agreement or any other agreement, document, instrument or certificate to which Borrower is a party or by which it or any of its assets are bound or affected.

        Except as above expressly amended, the terms and conditions of the Loan Documents remain in continuing full force and effect and are ratified and confirmed by Borrower and Lender.

         Executed as of the 22nd day of December, 1997.



                                     BORROWER:

                                     SILVERLEAF RESORTS, INC.,
                                     a Texas corporation


                                     By: /s/ ROBERT MEAD
                                        -------------------------------------
                                             ROBERT MEAD, Chief Executive
                                             Officer

                                                (Corporate Seal)

                                     LENDER:

                                     CREDIT SUISSE FIRST BOSTON
                                     MORTGAGE CAPITAL LLC., a Delaware
                                     limited liability company, as successor by merger to CS FIRST BOSTON MORTGAGE
                                     CAPITAL CORP., a Delaware corporation

                                     By: /s/ DAVID ARZI
                                        -------------------------------------
                                             DAVID ARZI, Vice President
                                                   (Corporate Seal)





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                        LIST OF EXHIBITS TO EXHIBIT 10.32


Exhibit A                            Table of Contents of Loan Documents

Exhibit B                            Amended and Restated Promissory Note No. 1




The above-listed exhibits are omitted from this filing. Registrant agrees to furnish supplementally a copy of any omitted exhibit to the Commission upon request.







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